Exhibit 10.22


                                  FORM OF
                           STOCK PLEDGE AGREEMENT
                      PURSUANT TO THE ZILOG, INC. 2002
                        OMNIBUS STOCK INCENTIVE PLAN

         In order to secure payment of the promissory note dated [ ] (the "Note") payable to ZiLOG, Inc., a Delaware corporation (the "Company"), at its principal offices in the principal amount of [ ] dollars ($[ ]), which Note the Borrower delivered in connection with a loan extended to the Borrower by the Company, the Borrower hereby grants the Company a security interest in, and assigns, transfers and pledges to the Company, the following securities and other property:

                  (a) The [ ] ([ ]) shares of the Company's Common Stock (the "Common Stock") delivered to and deposited with the Company as collateral for the Note 1; and


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1   Shares pledged shall be equal to all shares of Restricted Stock with respect to which the loan was made.


                  (b) Any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in Subsection (a) above that are to be delivered to and deposited with the Company pursuant to the requirements of
         Section 3 of this Agreement; and

                  (c) Any and all rights of the Borrower to receive dividends or other proceeds from the Company, whether in cash or in kind, excluding dividends paid at such time or times as there is no "event of default" (as defined below); and

                  (d) Any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Agreement; and

                  (e) The proceeds of any sale, exchange or disposition of the property and securities described in Subsection (a), (b), or
         (c) above.

All securities, property and money to be assigned to, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the Borrower. The Company shall hold the Collateral in accordance with the following terms and provisions:

         1. Warranties. The Borrower hereby warrants that effective as of the date of purchase of the Common Stock from the Company, (a) the Borrower will be the owner of the Collateral and will have the right to pledge the Collateral and that the Collateral will be and shall remain free from all liens, advance claims and other security interests (other than those created hereby); (b) the execution and delivery of this Agreement will not constitute a default or result in a lien against the Collateral under any applicable law or regulation or under any agreement to which the Borrower is a party; (c) this Agreement is a legal, valid and binding obligation of the Borrower in accordance with its terms; (d) there is no lawsuit or other proceeding pending or threatened against the Borrower that could reasonably be expected to adversely affect the Collateral; and (e) Borrower has no defense, set-off, claim or counterclaim against the Company whether in a proceeding to enforce the rights of the Company to the Collateral or otherwise, excluding claims for employee benefits or compensation payable in the ordinary course of business or reimbursable expenses.

         2. Rights and Powers. The Company may, without obligation to do so, exercise one or more of the following rights and powers with respect to the Collateral:

                  (a) Accept in its discretion, but subject to the applicable limitations of Section 7, other property of the Borrower in exchange for all or part of the Collateral and release Collateral to the Borrower to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

                  (b) Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement, including, but not limited to, the filing of UCC-1 Financing Statements; and

                  (c) Transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, but only if there exists at the time an outstanding event of default under Section 8 of this Agreement.

Any action by the Company pursuant to the provisions of this Section 2 may be taken without notice to the Borrower. The Borrower hereby appoints the [Secretary] of the Company as its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, in the event of an event of default to take any action and execute any instrument as the [Secretary] may deem necessary to accomplish the purposes of this Agreement. Expenses reasonably incurred in connection with such action (including reasonable attorneys fees) shall be payable by the Borrower and form part of the indebtedness secured hereunder, as provided in Section 9.

         So long as there exists no event of default under Section 8 of this Agreement, the Borrower may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the Borrower at the address indicated below.

         Any cash sums that the Company may receive in the exercise of its rights and powers under this Section 2 shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the Borrower.

         3. Duty to Deliver. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split, conversion or reclassification of the capital stock of the Company or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the Borrower, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly endorsed stock power assignments.

         4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral but shall have no obligation to initiate any action with respect to, or otherwise inform the Borrower of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral; provided, however, that the Company will notify the Borrower of any such rights of the Borrower to protect against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the Borrower unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

         The Company may at any time release and deliver all or part of the Collateral to the Borrower, and the receipt thereof by the Borrower shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all releases of the Collateral shall be effected in compliance with the applicable limitations of Section 7(a) and (c).

         5. Payment of Taxes and Other Charges. The Borrower shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the Borrower's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and, until paid, shall bear interest at the minimum per annum rate, compounded annually, required to avoid the imputation of interest income to the Company and compensation income to the Borrower under the federal tax laws.

         6. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

         7. Release of Collateral. Provided (i) all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under Section 8, the pledged shares of Common Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the Borrower in accordance with the following provisions.

                  (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Common Stock held as Collateral hereunder shall (subject to the limitation of Subsection (c) below) be released to the Borrower within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the
         Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released. In addition, one or more shares of Common Stock held as Collateral hereunder shall (subject to the limitation of Subsection (c) below) be released to a stockbroker designated in writing by the Borrower and acceptable to the Company for the sole purpose of effecting an immediate sale of the released shares, provided that such stockbroker agrees to forward any proceeds (up to the balance of principal and interest due under the Note) directly to the Company to be used to satisfy the Note.

                  (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of Section 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of Subsection (a) above. Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

                  (c) In no event shall any shares of Common Stock be released pursuant to the provisions of Subsection (a) and (b) above if, and to the extent, the fair market value of the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release is effected would be less than the unpaid balance of the Note (principal and accrued interest).

         8. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

                  (a) The occurrence of an event of acceleration pursuant to Section 4 of the Note;

                  (b) The failure of the Borrower to perform a material obligation imposed upon the Borrower by reason of this Agreement;

                  (c) The failure of the Borrower to execute and deliver any documents (including, but not limited to, UCC-1 Financing Statements) reasonably requested by the Company to perfect its security interest in the Common Stock; or

                  (d) The breach of any warranty of the Borrower contained in this Agreement.

Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of applicable state and federal law, including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

         Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid to the Borrower. However, in the event such proceeds are insufficient to satisfy all obligations of the Borrower under the Note, then the Borrower shall remain personally liable for the resulting deficiency.

         9. Other Remedies. The rights, powers and remedies granted to the Company and the Borrower pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and the Borrower under any statute or rule of law. Any forbearance, failure or delay by the Company or the Borrower in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and the Borrower under this Agreement shall continue in full force and effect, unless such right, power or remedy is specifically waived by an instrument executed by the Company or the Borrower, as the case may be.

         10. Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the Borrower payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

         11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws principles thereof and shall be binding upon the executors, administrators, heirs and assigns of the Borrower.

         12. Severability. If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.




         IN WITNESS WHEREOF, this Agreement has been executed by the Borrower on this _______ day of _______________, ____.


                                          ____________________________________
                                          Signature of Borrower



                                          ____________________________________
                                          Print Name of Borrower

                                          Address: ___________________________



Agreed to and Accepted by:

ZiLOG, Inc.

By:      _____________________________

Title:   _____________________________

Dated:   __________________ ___, _____